UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                December 20, 2001
                                (Date of earliest
                                 event reported)






Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321


Item 5. Other Events

On December 20, 2001, Exelon Corporation and TXU Corp. issued a joint press release announcing their agreement for Exelon's subsidiary Exelon Generation to acquire from TXU two generation plants located in Texas. Attached as Exhibit
99.1 is the press release issued today regarding the agreement, which is hereby incorporated by reference.

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.2 is a fact sheet with additional information related to the acquisition.


Exhibits

     No.        Description of Exhibit

     99.1 Press Release issued by Exelon Corporation and TXU Corp. dated December 20, 2001.

     99.2       Fact Sheet

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              EXELON CORPORATION


                              /S/  Ruth Ann M. Gillis
                              -----------------------------------
                              Ruth Ann M. Gillis
                              Senior Vice President and Chief Financial Officer Exelon Corporation


December 20, 2001